UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

Spotlight Innovation Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52542	98-0518266
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11147 Aurora Avenue, Aurora Business Park, Building 3, Urbandale, IA	50322
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 274-9087

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01 Other Events.

On April 18, 2018, Spotlight Innovation Inc. issued a Press Release stating that its subsidiary Celtic Biotech Iowa announces results from Two Cohorts of Phase I Trial of Crotoxin for the Treatment of Cancer. A copy of this Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1	Press Release dated April 18, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOTLIGHT INNOVATION INC.

Dated: August 18, 2018	By:	/s/ John William Pim
John William Pim
Chief Financial Officer

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EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1	Press Release dated April 18, 2018.

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